As filed on July 30, 1999                        REGISTRATION NO. ______________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                              BOWATER INCORPORATED
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           DELAWARE                                      62-0721803
------------------------                    ------------------------------------
(State of Incorporation)                    (I.R.S. Employer Identification No.)

                      55 EAST CAMPERDOWN WAY, P.O. BOX 1028
                        GREENVILLE, SOUTH CAROLINA 29602
                    ----------------------------------------
                    (Address of principal executive offices)

              BOWATER INCORPORATED/COATED PAPERS AND PULP DIVISION
                         HOURLY EMPLOYEES' SAVINGS PLAN
              ----------------------------------------------------
                            (Full title of the Plan)

                             WENDY C. SHIBA, ESQUIRE
             VICE PRESIDENT, SECRETARY AND ASSISTANT GENERAL COUNSEL
                              BOWATER INCORPORATED
                      55 EAST CAMPERDOWN WAY, P.O. BOX 1028
                        GREENVILLE, SOUTH CAROLINA 29602
                                 (864) 271-7733
            ---------------------------------------------------------
            (Name, address and telephone number of agent for service)

                         CALCULATION OF REGISTRATION FEE

-------------------------------------------------------------------------------------------------------------

                                            Proposed Maximum     Proposed Maximum
Title of Securities   Amount to be          Offering Price per   Aggregate Offering     Amount of
to be Registered      Registered            Share*               Price*                 Registration Fee
-------------------------------------------------------------------------------------------------------------

Common Stock           700,000 shares          $51.156             $35,809,200            $9,954.96
$1.00 par value
-------------------------------------------------------------------------------------------------------------

         * The offering price for such shares is estimated pursuant to Rule 457(c) and (h) solely for the purpose of calculating the registration fee and is based upon the average of the high and low prices of the Registrant's Common Stock as reported on the consolidated reporting system for July 27, 1999.

         In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.

                            -----------------------

         This Registration Statement shall become effective automatically upon the date of filing in accordance with Section 8(a) of the Securities Act of 1933, as amended, and 17 C.F.R. ss. 230.462.

                                     PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

         Pursuant to General Instruction E of the instructions to Form S-8, Bowater Incorporated (the "Registrant") and the Bowater Incorporated/Coated Papers and Pulp Division Hourly Employees' Savings Plan (the "Plan"), formerly named the Bowater Incorporated/Carolina Division Hourly Employees' Savings Plan, hereby incorporate by reference the contents of the previous Registration Statements filed by the Registrant and the Plan on Forms S-8 (Registration Nos. 333-02989 and 333-41475). The current registration of 700,000 shares of common stock of the Registrant will increase the number of shares registered for issuance under the Plan to 2,300,000 shares.

                                   SIGNATURES

         THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 with respect to shares of Common Stock offered under the Bowater Incorporated/Coated Papers and Pulp Division Hourly Employees' Savings Plan, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Greenville, State of South Carolina, as of this 30th day of July, 1999.

                                            BOWATER INCORPORATED

                                            By: /s/ Arnold M. Nemirow
                                               ---------------------------------
                                                     Arnold M. Nemirow
                                                     Chief Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated, in the City of Greenville, State of South Carolina, as of this 30th day of July, 1999.

         Signature                                      Title
         ---------                                      -----

/s/ Arnold M. Nemirow               Chairman, President and Chief Executive Officer
---------------------------         (principal executive officer)
    Arnold M. Nemirow


/s/ David G. Maffucci               Senior Vice President and Chief Financial Officer
---------------------------         (principal financial officer)
    David G. Maffucci


/s/ Michael F. Nocito               Vice President and Controller
---------------------------         (principal accounting officer)
    Michael F. Nocito


           *                        Director
---------------------------
    Francis J. Aguilar


           *                        Director
---------------------------
    H. David Aycock


           *                        Director
---------------------------
    Richard Barth

           *                        Director
---------------------------
         Kenneth M. Curtis


           *                        Director
---------------------------
         Charles J. Howard


           *                        Director
---------------------------
         Arthur R. Sawchuk


           *                        Director
---------------------------
         John A. Rolls


           *                        Director
---------------------------
         James L. Pate


* Wendy C. Shiba, by signing her named hereto, does sign this Registration Statement on behalf of the persons indicated above pursuant to powers of attorney duly executed by such persons, in the City of Greenville, State of South Carolina, as of this 30th day of July, 1999.


                                            By: /s/ Wendy C. Shiba
                                               ---------------------------------
                                                      Wendy C. Shiba
                                                      Attorney-in-Fact


         THE PLAN. Pursuant to the requirements of the Securities Act of 1933, the Plan Administrator of the Bowater Incorporated/Coated Papers and Pulp Division Hourly Employees' Savings Plan has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Greenville, State of South Carolina, as of this 30th day of July, 1999.

                                    BOWATER INCORPORATED/COATED PAPERS AND PULP
                                    DIVISION HOURLY EMPLOYEES' SAVINGS PLAN


                                            By: /s/ Aaron B. Whitlock
                                               ---------------------------------
                                                      Aaron B. Whitlock
                                                      Plan Administrator

                                    EXHIBITS

         Pursuant to General Instruction E of the instructions to Form S-8, the Registrant and the Plan hereby incorporate by reference the exhibits of the previous Registration Statements filed by the Registrant and the Plan on Forms S-8 (Registration No. 333-02989 and 333-41475). The following additional exhibits are filed as part of this Registration Statement.

EXHIBIT NUMBER                             DESCRIPTION
--------------                             -----------

         4 Bowater Incorporated/Coated Papers and Pulp Division Hourly Employees' Savings Plan, amended and restated, effective January 1, 1997.

         23               Consent of KPMG Peat Marwick LLP, dated July 28, 1999.

         24 Powers of Attorney authorizing the signing of the Registration Statement and amendments hereto on behalf of the Registrant's directors.